UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

Stone Point Credit Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

STONE POINT CREDIT CORPORATION
20 Horseneck Lane
Greenwich, Connecticut 06830
(203) 862-2900
September 29, 2023
Dear Stockholder:
You are cordially invited to participate in the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Stone Point Credit Corporation (the “Company”) to be held on November 16, 2023 at 11:30 a.m., Eastern Time, via videoconference and at One Vanderbilt Avenue, New York, NY 10017. To find more information about the Annual Meeting and to cast your vote, please visit www.cleartrustonline.com/stonepoint or contact SPCreditIR@stonepoint.com.
The Notice of the 2023 Annual Meeting of Stockholders and Proxy Statement accompanying this letter provide an outline of the business to be conducted at the Annual Meeting. At the Annual Meeting, you will be asked to: (i) elect two directors of the Company to serve for a term of three years, or until his successor is duly elected and qualified; (ii) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and (iii) to transact such other business that may properly come before the Annual Meeting. Details of the business to be conducted at the Annual Meeting are set forth in the accompanying Notice of 2023 Annual Meeting of Stockholders and Proxy Statement. I, along with other members of the Company’s management, will be available to respond to stockholders’ questions.
It is important that your shares be represented at the Annual Meeting. If you are unable to participate in the Annual Meeting during the scheduled time, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the enclosed postage-paid return envelope provided or authorize your proxy through the Internet or by telephone as described on the enclosed proxy card as soon as possible even if you plan to attend the Annual Meeting.
We look forward to your participation in the Annual Meeting. Your vote and participation in the governance of the Company is very important to us.
Sincerely yours,
/s/ David J. Wermuth

David J. Wermuth
Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on November 16, 2023.
Our Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2022 are available on the internet at www.cleartrustonline.com/stonepoint and will be mailed to stockholders of record as of the close of business on September 18, 2023 on or around September 29, 2023.
The following information applicable to the Annual Meeting may be found in the Proxy Statement and accompanying proxy card:
•
The date, time, location of the Annual Meeting;

•
A list of the matters intended to be acted on and our recommendations regarding those matters; and

•
Your Control Number that you need to vote your proxy card.

If you are a stockholder of record and share an address with another stockholder and received only one set of proxy materials but would like to request a separate copy of these materials, please contact Stone Point Investor Relations at the email address and telephone number listed below. Similarly, if you are a stockholder of record, you may also contact Stone Point Investor Relations if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.
If you have questions about the Annual Meeting or other information related to the proxy solicitation, you may contact Stone Point Investor Relations at the email address and telephone number listed below.
20 Horseneck Lane
Greenwich, CT 06830
SPCreditIR@stonepoint.com
(203) 862-2900

STONE POINT CREDIT CORPORATION
20 Horseneck Lane
Greenwich, Connecticut 06830
(203) 862-2900

NOTICE OF THE 2023 ANNUAL MEETING OF STOCKHOLDERS
To be Held on
November 16, 2023 11:30 a.m., Eastern Time

To the Stockholders of Stone Point Credit Corporation:
The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Stone Point Credit Corporation (the “Company”) will be held on November 16, 2023, at 11:30 a.m., Eastern Time, via videoconference and at One Vanderbilt Avenue, New York, NY 10017. To find more information about the Annual Meeting and to cast your vote, please visit www.cleartrustonline.com/stonepoint or contact SPCreditIR@stonepoint.com.
The Annual Meeting will be held for the following purposes:
1.
To elect two directors of the Company, who will serve for a term of three years or until his successor is duly elected and qualified;

2.
To ratify the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and

3.
To transact such other business as may properly come before the Annual Meeting.

You have the right to receive notice of and to vote prior to the Annual Meeting if you were a stockholder of record at the close of business on September 18, 2023.
If you are unable to participate in the Annual Meeting, we encourage you to vote your proxy by following the instructions provided on the Proxy Materials or the proxy card. In the event there are not sufficient votes for a quorum at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.
Thank you for your support of the Company.
By order of the Board of Directors,
/s/ Jacqueline M. Giammarco

Jacqueline M. Giammarco
Chief Compliance Officer and Secretary
Greenwich, Connecticut
September 29, 2023
THIS IS AN IMPORTANT MEETING. TO ENSURE PROPER REPRESENTATION AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE OR AUTHORIZE YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET. EVEN IF YOU VOTE YOUR SHARES PRIOR TO THE ANNUAL MEETING, YOU STILL MAY ATTEND THE ANNUAL MEETING AND VOTE YOUR SHARES AT THE TIME OF THE ANNUAL MEETING IF YOU WISH TO CHANGE YOUR VOTE.

STONE POINT CREDIT CORPORATION
20 Horseneck Lane
Greenwich, Connecticut 06830
(203) 862-2900

PROXY STATEMENT
2023 Annual Meeting of Stockholders
To Be Held on November 16, 2023

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Stone Point Credit Corporation (the “Company,” “SPCC,” “we,” “us,” or “our”) for use at the Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) via videoconference and at One Vanderbilt Avenue, New York, NY 10017. To find more information about the Annual Meeting and to cast your vote, please visit www.cleartrustonline.com/stonepoint or contact SPCreditIR@stonepoint.com.
Attending the Annual Meeting In Person
Stockholders who plan to attend the Annual Meeting in-person must register in advance of the Annual Meeting. The Company sent all stockholders an invitation with a registration link for the Annual Meeting via email from SPCreditIR@stonepoint.com on September 13, 2023. Please contact the Company at SPCreditIR@stonepoint.com if you did not receive the invitation. We encourage all stockholders to vote prior to the Annual Meeting.
Attending the Annual Meeting Virtually
In addition to an in-person option, the Annual Meeting will be held in a virtual or online meeting format, via live audio webcast that will provide stockholders with the ability to participate in the Annual Meeting, vote their shares and ask questions. We are leveraging technology to enhance stockholder access to the Annual Meeting by enabling attendance and participation from any location around the world. We believe that the virtual meeting format will give stockholders the opportunity to exercise the same rights as if they had attended the Annual Meeting in-person and believe that these measures will enhance stockholder access and encourage participation and communication with the Board and management.
If you plan to attend the Annual Meeting virtually, you can register via the registration link in the invitation sent from SPCreditIR@stonepoint.com. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions prior to or during the Annual Meeting, if needed. We encourage all stockholders to vote prior to the Annual Meeting.
On the day of the Annual Meeting, November 16, 2023, stockholders may begin to log in to the Annual Meeting 15 minutes prior to the Annual Meeting. The Annual Meeting will begin promptly at 11:30 a.m. Eastern Time.
We will have technicians ready to assist you with any technical difficulties you may have accessing the Annual Meeting. If you encounter any difficulties accessing the Annual Meeting virtually, including any difficulties voting or submitting questions, you may call the technical support number that will be posted in your instructional email.
Questions at the Annual Meeting
Our Annual Meeting will allow stockholders to submit questions before and during the Annual Meeting. During a designated question and answer period at the Annual Meeting, we will respond to appropriate questions submitted by stockholders. Stockholders who attend the meeting virtually will be able to ask their questions via the online platform.
We will answer as many appropriate stockholder-submitted questions as time permits, and any questions that we are unable to address during the Annual Meeting will be answered following the Annual Meeting, with the exception of any questions that are irrelevant to the purpose of the Annual Meeting or our business or that contain inappropriate or derogatory references which are not in good taste. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition.
We encourage you to vote your shares during or prior to the Annual Meeting, by telephone, through the Internet, or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or authorize your proxy by telephone or through the Internet, and the Company receives your vote in time for voting at the Annual Meeting, the persons named as proxies will vote your shares in the manner that you specify. If you validly sign and return your proxy card, but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors and FOR the ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023 in accordance with the recommendation of the Board.
If you are a “stockholder of record” (i.e., as of the close of business on September 18, 2023 you hold shares directly with the Company or the Company’s transfer agent in your name), you may revoke a proxy at any time by (1) notifying the Company, in writing, (2) submitting a properly executed, later-dated proxy card, or voting via Internet or telephone at a later time or (3) attending the Annual Meeting in-person or virtually and voting your shares at the Annual Meeting.
Purpose of Annual Meeting
At the Annual Meeting, you will be asked to vote on the following proposals:
1.
To elect two directors of the Company who will serve for a term of three years or until his successor is duly elected and qualified;

2.
To ratify the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023; and

3.
To transact such other business as may properly come before the Annual Meeting.

Record Date
The record date for the Annual Meeting is the close of business on September 18, 2023 (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. As of the Record Date, there were 44,941,013 shares of the Company’s common stock issued and outstanding and entitled to vote.
Quorum and Adjournment
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in-person or by proxy, of the holders of one-third of the issued and outstanding shares of common stock of the Company and entitled to vote as of the Record Date will constitute a quorum for purposes of the Annual Meeting. Abstentions will be deemed to be present for the purpose of determining a quorum for the Annual Meeting.
If a quorum is not present at the Annual Meeting, the presiding officer or the holders of a majority of the votes entitled to be cast at the Annual Meeting may adjourn the Annual Meeting until a quorum is present. Abstentions shall not be counted as votes cast on such adjournment and will have no effect on the adjournment vote.
Vote Required
Election of Directors.   The election of directors in an uncontested election requires the affirmative vote of a majority of the votes cast at the Annual Meeting and the election of directors in a contested election requires a plurality of the votes cast at the Annual Meeting, provided a quorum is present. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

If you validly sign and return your proxy card, but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors in accordance with the recommendation of the Board.
Ratification of Independent Registered Public Accounting Firm.   The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, provided a quorum is present. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.
If you validly sign and return your proxy card, but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the ratification of appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 in accordance with the recommendation of the Board.
Additional Solicitation.   If there are not enough votes to approve any proposals at the Annual Meeting, the presiding officer or the holders of a majority of the votes entitled to be cast at the Annual Meeting may adjourn the Annual Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless the proxies are marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies. In addition, the presiding officer of the Annual Meeting will have the authority to adjourn the Annual Meeting from time-to-time without notice and without the vote or approval of the stockholders.
Also, a stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal(s).
Information Regarding This Solicitation
The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of 2023 Annual Meeting of Stockholders, and proxy card.
In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in-person and/or by telephone or facsimile transmission by directors, director nominees, or executive officers of the Company and/or officers or personnel of Stone Point Credit Adviser LLC (the “Adviser,” or together with its credit-focused affiliates “Stone Point Credit,” an affiliate of Stone Point Capital LLC and, collectively “Stone Point”), the Company’s investment adviser or its affiliates. The Adviser is located at 20 Horseneck Lane, Greenwich, Connecticut 06830. No additional compensation will be paid to directors or executive officers of the Company or personnel of the Adviser or its affiliates for such services.
Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
The following table sets forth, as of September 18, 2023, the beneficial ownership of each director and executive officer of the Company, and the executive officers and directors as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 20 Horseneck Lane, Greenwich, Connecticut 06830.

Name and Address of Beneficial Owner(1)	Number of Shares Owned Beneficially(2)	Percentage of Class(3)
Interested Directors
Scott J. Bronner	25,030	*%
David J. Wermuth	—	—%
Independent Directors
Jennifer J. Burleigh	—	—%
Scott E. Heberton	—	—%
Peter E. Roth	—	—%
Executive Officers
Gene Basov	—	—%
Jacqueline M. Giammarco	—	—%
All executive officers and directors as a group (seven persons)	25,030	*%

*
Represents less than 1%

(1)
The address for each of the Beneficial Owners is 20 Horseneck Lane, Greenwich, Connecticut 06830.

(2)
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(3)
Based on a total of 44,941,013 shares issued and outstanding on September 18, 2023.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of September 18, 2023. We are not part of a “family of investment companies,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).
Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Scott J. Bronner	Over $100,000
David J. Wermuth	None
Independent Directors
Jennifer J. Burleigh	None
Scott E. Heberton	None
Peter E. Roth	None

(1)
The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.

(2)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

PROPOSAL I: ELECTION OF DIRECTORS
Our business and affairs are managed under the direction of our Board. Pursuant to our charter, the Board is divided into three classes, designated Class I, Class II, and Class III. At the Annual Meeting, two Class III directors shall be elected to serve a three-year term. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected or until his or her respective successor is duly elected and qualified.
Each of David J. Wermuth and Peter E. Roth has been nominated for election for a three-year term expiring in 2026. If elected, Messrs. Wermuth and Roth will continue to serve on the Company’s Board and Mr. Wermuth will continue to serve as Chairman of the Board. Messrs. Wermuth and Roth are not being nominated for election pursuant to any agreement or understanding between Messrs. Wermuth and Roth and the Company or any other person or entity.
Each of Messrs. Wermuth and Roth has consented to being named in this Proxy Statement and to serving as a director if re-elected at the Annual Meeting. Accordingly, the Board has no reason to believe that Messrs. Wermuth and Roth will be unable or unwilling to serve.
If a nominee should decline or be unable to serve as a director, it is intended that the proxy will vote for the election of such person as is nominated by the Board as a replacement.
Information About the Director Nominees and Current Directors
As described below under “Committees of the Board of Directors — Nominating and Corporate Governance Committee,” the Board has identified certain desired attributes for director nominees. Each of our directors and the director nominees have demonstrated high character and integrity, superior credentials and recognition in his or her field and the relevant knowledge and experience upon which to be able to offer advice and guidance to our management. Each of our directors and the director nominees have sufficient time available to devote to the affairs of the Company, are able to work with the other members of the Board and contribute to the success of the Company, and can each represent the long-term interests of the Company’s stockholders as a whole. Our directors and director nominees have been selected such that the Board represents a range of backgrounds and experience.
Certain information, as of the Record Date, with respect to the director nominees for election at the Annual Meeting, as well as each of the current directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, the year in which each person became a director of the Company, and a discussion of each person’s particular experience, qualifications, attributes or skills that lead us to conclude, as of the Record Date, that such individual should serve as a director of the Company, in light of the Company’s business and structure.

Nominees for Class III Directors — Term Expiring 2026
Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Interested Director
David J. Wermuth, 55	Director, Chairman of the Board of Directors	Class III Director since November 2020; Term expires 2023.	General Counsel and Chief Operating Officer of Stone Point Capital	Director of AmTrust Financial, Freepoint Commodities, Safe-Guard Products International, SKY Harbor Capital Management, Tivity Health and Truist Insurance. In addition, board member or observer on Further Justice Foundation, Fibrolamellar Cancer Foundation and Weill Cornell Medicine.
David J. Wermuth is an “interested person” of the Company as defined in the 1940 Act and has served as a director since November 2020. Mr. Wermuth is General Counsel and Chief Operating Officer of Stone Point, a member of the Investment Committees of the Adviser and the Trident Funds, a member of the Adviser’s Allocation Committee, and a member of the Adviser’s Valuation Committee. He joined the Stone Point platform in 1999 from Cleary, Gottlieb, Steen & Hamilton LLP, where from 1996 to 1999 he was a corporate attorney specializing in mergers and acquisitions. Prior to joining Cleary Gottlieb, Mr. Wermuth served as a law clerk to a federal judge of the U.S. Court of Appeals for the Ninth Circuit and as an auditor for KPMG Peat Marwick. Mr. Wermuth holds a B.A. from Yale University, an M.B.A. from the New York University Leonard N. Stern School of Business and a J.D. from Cornell Law School.
We believe that Mr. Wermuth’s broad and extensive experience, high personal integrity and strong business judgment supports his membership on our Board.
Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Independent Director
Peter E. Roth, 64	Director, Chairman of the Audit Committee	Class III Director since November 2020; Term expires 2023.	Managing Partner of the Rothpoint Group LLC	Trustee of Guggenheim Credit Income Fund, Director of St. Mary’s Healthcare System for Children and City of London Investment Group plc.
Peter E. Roth is not an “interested person” of the Company as defined in the 1940 Act and has served as a director since November 2020. He is Chair of the Audit Committee. Mr. Roth is the Managing Partner of the Rothpoint Group LLC, a consulting firm specializing in the financial services industry. Mr. Roth is a Non-Executive Director and Senior Independent Director of the City of London Investment Group plc, a publicly traded (London Stock Exchange) asset management firm and is Chairman of the Audit Committee and a member of the Nominations and Remuneration Committees. Mr. Roth serves as an Independent Trustee of the Guggenheim Credit Income Fund (and related entities) and is Chairman of the Audit Committee and a Member of the Nomination and Governance and Independent Trustee Committees. In the non-profit sector, he serves on the Board of St. Mary’s Healthcare System for Children and is Chairman of the Finance and Investment Committee and a member of the Executive Committee. Prior to establishing Rothpoint, Mr. Roth had a 35 year plus career in the financial services industry. He was the head of investment banking at Fox, Pitt, Kelton Inc. for thirteen years and a member of the firm’s Operating Committee. At Keefe, Bruyette & Woods, he joined as the Head of Insurance Investment Banking and later became the Chief Executive Officer of KBW Asset Management, an SEC registered investment firm specializing in the financial services sector. He served on the firm’s Operating Committee and was a member of the Board of Directors of KBW, Inc. at the time of its initial public offering. Mr. Roth received a Bachelor of Arts degree from the University of Pennsylvania and Master’s of Business Administration from The Wharton School at the University of Pennsylvania.

We believe that Mr. Roth’s extensive financial services experience, achievements in public and private sectors, high personal integrity and strong business judgment supports his membership on our Board.
Current Directors — Not up for Election at the Annual Meeting
Class I Director — Term Expiring 2024
Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Independent Director
Jennifer J. Burleigh, 57	Director, Chairwoman of the Nominating and Corporate Governance Committee	Class I Director since 2020; Term expires 2024.	Retired	Previously Director of The Caedmon School and Director of Concord Academy
Jennifer J. Burleigh is not an “interested person” of the Company as defined in the 1940 Act and has served as a director since November 2020. Ms. Burleigh, a retired partner of Debevoise & Plimpton (“Debevoise”), focused her legal practice on advising sponsors of private investment funds. Ms. Burleigh’s experience covers a broad array of private fund strategies, including leveraged buyout, energy/infrastructure, real estate, mezzanine and distressed debt and equity. Ms. Burleigh has significant experience in emerging markets fund formation, including assisting emerging market-based sponsors in accessing international markets. Ms. Burleigh also has significant experience, representing both management teams and institutions, in asset manager spin-outs, strategic joint venture arrangements, investments in private investment firms, and the establishment of new investment firms. She has advised both sponsors and institutional buyers in connection with strategic investments in private investment firms. Ms. Burleigh has advised on the formation of “permanent capital” vehicles and evergreen investment vehicles, as well as the establishment of employee investment programs. Ms. Burleigh joined Debevoise in 1994, becoming a partner in 2002. She retired from practice in 2014 and has devoted her time to non-profit work and writing fiction. Ms. Burleigh currently serves on the board of Concord Academy in Concord, Massachusetts. Ms. Burleigh received her B.A. with honors from Stanford University in 1989, and her J.D. in 1994 from Columbia Law School, where she was a Harlan Fiske Stone Scholar and a managing editor of the Columbia Law Review.
We believe that Ms. Burleigh’s substantial experience in the investment industry, including her work with various investment strategies, achievements in the public and private sectors, high personal integrity and strong business judgment supports her membership on our Board.
Class II Directors — Term Expiring 2025
Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Interested Director
Scott J. Bronner, 39	Director and President	Class II Director since November 2020; Term expires 2025.	Head of Stone Point Credit; Managing Director	Director of Consilio, Cross Ocean Partners, Eagle Point, Gordon Brothers, OnBoard Partners, Tree Line Capital Partners, Stretto and Vervent.
Scott J. Bronner is an “interested person” of the Company as defined in the 1940 Act and has served as a director since November 2020. Mr. Bronner is Head of Stone Point Credit, a member of the Adviser’s Investment Committee, a member of the Adviser’s Allocation Committee, and a member of the Adviser’s Valuation Committee. He has been with Stone Point since 2009. Prior to joining Stone Point, Mr. Bronner was an Analyst in the Private Equity Division at Lehman Brothers Inc. Mr. Bronner holds a B.A. from Amherst College.

We believe that Mr. Bronner’s broad and extensive financial services experience, high personal integrity and strong business judgment supports his membership on our Board.
Name, Address and Age(1)	Position(s) Held with Company	Terms of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director or Nominee for Director During Past 5 Years
Independent Director
Scott E. Heberton, 57	Director	Class II Director since November 2020; Term expires 2025.	Head of FIG Investment Banking and Capital Markets at Wells Fargo	Director and Executive Chairman of Omni Healthcare Financial, LLC.
Scott E. Heberton is not an “interested person” of the Company as defined in the 1940 Act and has served as a director since November 2020. Mr. Heberton currently serves as an advisor to Lovell Minnick Partners and a Board Member and Executive Chairman of Omni Healthcare Financial, LLC following his retirement from Wells Fargo Securities in 2019. During his tenure at Wells Fargo Securities, He served for over 10 years as Head of FIG Investment Banking and Capital Markets. He was a member of the Investment Bank’s Operating Committee as well as the Investment Banking Commitment Committee and Advisory Committee. Mr. Heberton’s extensive career in Financial Services has been primarily focused on advisory work and capital raising for the industry verticals of Specialty Finance, Residential and Commercial Real Estate and Alternative Asset Management. Mr. Heberton earned his M.B.A. from The Fuqua School of Business at Duke University and holds a Bachelor of Arts degree in Economics from the University of Virginia.
We believe that Mr. Heberton’s broad and extensive experience in investment banking and capital markets, high personal integrity and strong business judgment supports his membership on our Board.

(1)
The business address of the director nominees and other directors is c/o Stone Point Credit Corporation, 20 Horseneck Lane, Greenwich, Connecticut 06830.

Information about Executive Officers Who Are Not Directors
The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company. The executive officers who are not directors of the Company are elected annually by the Board for such terms as shall be determined from time to time by the Board.
Name, Address, and Age(1)	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years
Gene Basov, 48	Chief Financial Officer and Treasurer (since 2020)	Chief Financial Officer of Credit at Stone Point, Chief Financial Officer at Investcorp Credit Management US
Jacqueline M. Giammarco, 54	Chief Compliance Officer, Secretary (2020 – 2021; since 2022)	Managing Director, Chief Compliance Officer and Counsel at Stone Point

(1)
The business address of the executive officers is c/o Stone Point Credit Corporation, 20 Horseneck Lane, Greenwich, Connecticut 06830.

Gene Basov is the Chief Financial Officer and Treasurer of the Company and the Chief Financial Officer of Credit at Stone Point. Mr. Basov has been with Stone Point since 2020. Previously, Mr. Basov was Chief Financial Officer at Investcorp Credit Management US, a Vice President and Fund Group Controller at Cerberus Capital Management, a Financial Analyst at General Motors Asset Management and a Senior Auditor at Deloitte & Touche. Mr. Basov holds a B.B.A. from Baruch College, an M.B.A. from Fordham University and is a Certified Public Accountant.
Jacqueline M. Giammarco is the Chief Compliance Officer and Secretary of the Company, a Managing Director and Counsel of Stone Point Capital, and Chief Compliance Officer of Stone Point Capital and the Adviser. She joined Stone Point in 2012 from MF Global where from 2007 to 2012, she was Senior Vice President and Assistant General Counsel. Prior to joining MF Global, Ms. Giammarco was a corporate partner at Katten Muchin Rosenman, joining the firm as an associate in the corporate department in 1997. Ms. Giammarco advised senior executives, boards of directors and in-house counsels on a variety of corporate legal matters. Ms. Giammarco holds a B.A. from Wilfrid Laurier University, an LL.B. from the University of Alberta Law School and an LL.M. in Corporate Law from the New York University School of Law.
Director Independence
Our Board annually determines each director’s independence. We do not consider a director independent unless the Board has determined that he or she has no material relationship with us in accordance with Section 2(a)(19) of the 1940 Act. We monitor the relationships of our directors and officers through the activities of our Nominating and Corporate Governance Committee and through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.
Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of the Board and the Chair of the Nominating and Corporate Governance Committee of any change in circumstance that may cause his or her status as an independent director to change. The Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to independent directors.
The Board has determined that each of the directors and the director nominees is independent and has no material relationship with the Company, except as a director, with the exception of David J. Wermuth and Scott J. Bronner. David J. Wermuth and Scott J. Bronner are interested persons of the Company due to their positions as members of management of Stone Point.
Board Leadership Structure
Our business and affairs are managed under the direction of our Board. Among other things, our Board sets broad policies for us and approves the appointment of our investment adviser, administrator and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews performance of our independent public accounting firm. The role of our Board, and of any individual director, is one of oversight and not of management of our day-to-day affairs.
Under our bylaws, our Board may designate one of our directors as chair to preside over meetings of our Board and meetings of stockholders and to perform such other duties as may be assigned to him or her by our Board. We do not have a fixed policy as to whether the Chair of the Board should be an independent director and believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of the Company and its stockholders at such times.
Presently, David J. Wermuth serves as the Chairman of our Board. Mr. Wermuth is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act by virtue of his role as General Counsel and Chief Operating Officer of the Adviser. We believe that Mr. Wermuth’s history with the Company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the Chairman of our Board. We believe that the Company is best served through this existing leadership structure, as Mr. Wermuth’s relationship with the Adviser provides an effective bridge and encourages an open dialogue between management and the Board, ensuring that both groups act with a common purpose.
Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of the Audit Committee and the Nominating and Corporate Governance Committee, each comprised solely of independent directors, and the appointment of a chief compliance officer, with whom the independent directors meet at least once a year without the presence of interested directors and other members of management, for administering our compliance policies and procedures.
We recognize that different board of directors’ leadership structures are appropriate for companies in different situations. We re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
All of the independent directors play an active role on the Board. The independent directors compose a majority of our Board and are closely involved in all material deliberations related to us. Our Board believes that, with these practices, each independent director has an equal involvement in the actions and oversight role of our Board and equal accountability to us and our stockholders. Our independent directors are expected to meet separately (i) as part of each regular Board meeting and (ii) with our Chief Compliance Officer, as part of at least one Board meeting each year.
Our Board believes that its leadership structure is the optimal structure for us at this time. Our Board, which will review its leadership structure periodically as part of its annual self-assessment process, further believes that its structure is presently appropriate to enable it to exercise oversight of our business and affairs.
Board of Directors Role in Risk Oversight
Our Board oversees our business and operations, including certain risk management functions. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Our Board implements its risk oversight function both as a whole and through its committees. While providing oversight, our Board and its committees receive reports on the Company’s and the Adviser’s activities, including reports regarding our investment portfolio and financial accounting and reporting.
As described below in more detail under “Committees of the Board of Directors,” the Audit Committee and the Nominating and Corporate Governance Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, the Company’s systems of internal control over financial reporting, and audits of the Company’s financial statements. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.

Our Board also performs its risk oversight responsibilities with the assistance of our Chief Compliance Officer. Our Board receives a quarterly report from our Chief Compliance Officer, who reports on our compliance with the federal securities laws and our internal compliance policies and procedures as well as those of the Adviser, our administrator and our transfer agent. The Board also reviews annually a written report from the Chief Compliance Officer discussing, in detail, the adequacy and effectiveness of our compliance policies and procedures and those of our service providers.
The Audit Committee’s meetings with our independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, our Board meets periodically with the Adviser to receive reports regarding our operations, including reports on certain investment and operational risks, and our independent directors are encouraged to communicate directly with senior members of our management.
Our Board believes that this role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our total assets in “qualifying assets,” and there are restrictions regarding investments in any portfolio company in which one of our affiliates currently has an investment. We believe that we have robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect us can be identified or eliminated and some risks are beyond the control of us, the Adviser and our other service providers.
We recognize that different board of directors’ roles in risk oversight are appropriate for companies in different situations. We re-examine the manners in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.
Committees of the Board of Directors
Our Board currently has two committees: an Audit Committee and a Nominating and Corporate Governance Committee. The Board does not have a standing compensation committee because our executive officers do not receive any direct compensation from us. During the fiscal year ended 2022, our Board held four meetings, the Audit Committee held four meetings, and the Nominating and Corporate Governance Committee held one meeting. We require each director to make a diligent effort to attend all Board and committee meetings as well as each annual meeting of our stockholders. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they serve during the fiscal year ended 2022. All directors attended the Company’s 2022 annual meeting of stockholders.
Audit Committee.   The Audit Committee is currently composed of all of the independent directors. Peter E. Roth serves as Chair of the Audit Committee. The Board has determined that Mr. Roth is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Roth, Ms. Burleigh, and Mr. Heberton meet the current requirements of Rule 10A-3 under the Exchange Act. The Audit Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Audit Committee. A copy of the Audit Committee’s charter was included as Annex A to the Company’s Proxy Statement for the 2021 annual meeting of stockholders, as filed with the SEC on September 28, 2021. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to the Board regarding the valuation of the Company’s investments; selecting the Company’s independent registered public accounting firm; reviewing with such independent registered public accounting firm the planning, scope and results of their audit of the Company’s financial statements; pre-approving the fees for services performed; reviewing with the independent registered public accounting firm the adequacy of internal control systems; reviewing the Company’s annual audited financial statements, and periodic filings; and receiving the Company’s audit reports and financial statements.
Nominating and Corporate Governance Committee.   The members of the Nominating and Corporate Governance Committee are the independent directors. Jennifer J. Burleigh serves as Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Nominating and Corporate Governance Committee. A copy of the Nominating and Corporate Governance Committee’s charter was included as Annex A to the Company’s Proxy Statement for the 2022 annual meeting of stockholders, as filed with the SEC on September 27, 2022. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by the Stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and management.
The Nominating and Corporate Governance Committee shall consider stockholder recommendations for possible nominees for election as members of the Board. In considering potential candidates, the Nominating and Corporate Governance Committee shall discuss the specific experience, qualifications, attributes and skills that may lead it to the conclusion that such candidate should serve as a director or a committee member for the Company, in light of the Company’s then-existing business and structure. Nominees for members of the Board must, at a minimum, comply with the independence and other applicable requirements of any applicable securities exchange listing rules, the 1940 Act and the SEC, all other applicable laws, rules, regulations and listing standards and the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee’s charter. Additionally, nominees must have the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills, and knowledge of the industry in which the Company operates. In evaluating nominees, the Nominating and Corporate Governance Committee may also consider whether the individual’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to the Board’s membership and collective attributes.
Communication with the Board of Directors
Stockholders with questions about the Company are encouraged to contact the Company’s investor relations department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board by sending their communications to the Chairman of the Board of Directors, c/o Stone Point Credit Corporation, 20 Horseneck Lane, Greenwich, Connecticut 06830. All stockholder communications received in this manner will be delivered to one or more members of the Board, as appropriate.
Code of Ethics
The Company and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), respectively, that establishes procedures for personal investments and restricts certain transactions by the Company’s personnel. The code of ethics generally will not permit investments by the Company’s and the Adviser’s personnel in securities that may be purchased or sold by the Company.
Compensation of Executive Officers
The Company does not currently have any employees and does not expect to have any employees. Each of the Company’s executive officers is an employee of the Adviser and/or one of its affiliates. The Company’s day-to-day investment operations will be managed by the Adviser. Most of the services necessary for the origination and management of the Company’s investment portfolio will be provided by investment professionals employed by the Adviser and/or its affiliates.
None of the Company’s executive officers will receive direct compensation from the Company. Certain of the Company’s executive officers and other members of the Investment Team, through their ownership interest in or management positions with the Adviser, may be entitled to a portion of any profits earned by the Adviser or its affiliates (including any fees payable to the Adviser under the terms of the Investment Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Investment Advisory Agreement). The Adviser or its affiliates may pay additional salaries, bonuses, and individual performance awards and/or individual performance bonuses to the Company’s executive officers in addition to their ownership interest.

Compensation of Independent Directors
The Independent Directors’ annual fee is $100,000 plus $2,500 per each scheduled quarterly Board meeting attended, plus an additional $35,000 per year to be paid to the Chair of the Audit Committee and an additional $2,500 per year to be paid to the Chair of the Nominating & Corporate Governance Committee. The Independent Directors also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending any meeting. No compensation is expected to be paid to the Interested Directors with respect to the Company.
The following table sets forth compensation of the Company’s independent directors for the fiscal year ended December 31, 2022.
Name	Fees Earned(1)	Stock Awards(2)	All Other Compensation	Total
Jennifer J. Burleigh	$112,500	—	—	$112,500
Scott E. Heberton	$110,000	—	—	$110,000
Peter E. Roth	$145,000	—	—	$145,000

(1)
No compensation is paid to our directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act.

(2)
We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

Certain Relationships and Related Party Transactions
As of January 1, 2023, an affiliate of WAFRA (the “Wafra Investor”) holds an indirect, passive, minority stake in the Adviser, representing approximately 20% of the carry and net management company interest in the investment funds, accounts and investment vehicles managed by the Adviser, including the Company (the “Credit Vehicles”). Although the Wafra Investor does not have the right to participate in the investment process or the day-to-day management of the Adviser or the Credit Vehicles, it may have financial or other interests that could conflict with the interests of the Credit Vehicles and its limited partners or shareholders. In addition, the Wafra Investor may invest in the same companies either at the same time, subject to regulatory requirements, or at different times, and may compete for investments directly and through other interests it holds.
Related Party Transactions Policy and Procedure
The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to it. For example, the Company has a code of conduct that generally prohibits any employee, officer or director of the Company from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, a majority of the Board or the chairperson of the Audit Committee and are publicly disclosed as required by applicable law and regulations. In addition, the members of the Audit Committee oversee, on an ongoing basis, and conduct a prior review of all transactions between the Company and related persons (as defined in Item 404 of Regulation S-K) that are required to be disclosed in the Company’s proxy statement.
As a BDC, the Company is also subject to certain regulatory requirements that restrict the Company’s ability to engage in certain related-party transactions. The Company has separate policies and procedures that have been adopted to ensure that it does not enter into any such prohibited transactions without seeking necessary approvals, including prohibited transactions under the 1940 Act.
Stone Point Funds
Actions taken by the Adviser and its affiliates on behalf of the private equity funds (the “Stone Point Funds”) may be adverse to the Company and its investments, which could harm the Company’s performance. For example, the Company may invest in the same credit obligations as other Stone Point Funds, although, to the extent permitted under the 1940 Act and the terms of the co-investment exemptive order applicable to the

Company, as described below under “Co-Investment with Third Parties,” the Company’s investments may include different obligations or levels of the capital structure of the same issuer. Decisions made with respect to the securities held by one Stone Point Fund may cause (or have the potential to cause) harm to the different class of securities of the issuer held by other Stone Point Funds (including the Company).
Material Non-Public Information
Certain members of the Adviser may serve on investment or similar governing committees of portfolio companies of the Company, including those that engage in asset management. As a result, the Adviser and its affiliates may from time to time acquire confidential or material non-public information that they will not be able to use for the benefit of the Company, which may lead to the Company not being able to initiate a transaction that it otherwise might have initiated and not being able to sell an investment that it otherwise might have sold. Also, in connection with investments by other Stone Point Funds, the Adviser and its affiliates and/or portfolio companies of such other Stone Point Funds may enter into confidentiality, exclusivity, non-competition or similar agreements that may limit the ability of the Company to pursue an investment in one or more companies. In addition, as a result of existing investments and activities, the Adviser and both the Stone Point credit investment team and the Stone Point may from time to time acquire confidential information that they will not be able to use for the benefit of the Company. Furthermore, by reason of their responsibilities in connection with their other activities in general, certain of the Adviser’s personnel may acquire confidential or material non-public information or be restricted from initiating transactions in certain securities. In those instances, the Company will not be free to act upon any such information. Due to these restrictions, the Company may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell a portfolio investment that it otherwise might have sold. Conversely, the Company may not have access to material non-public information in the possession of other Stone Point Funds which might be relevant to an investment decision to be made by the Company, and the Company may initiate a transaction or sell a portfolio investment which, if such information had been known to it, may not have been undertaken.
Conflicts of Interest Relating to Investments
The Company does not expect to invest in, or hold securities of, companies that are controlled by the Adviser or an affiliate’s other clients. However, the Adviser or an affiliate’s other clients may invest in, and gain control over, one of the Company’s portfolio companies. If the Adviser or an affiliate’s other client, or clients, gains control over one of the Company’s portfolio companies, it may create conflicts of interest and may subject the Company to certain restrictions under the 1940 Act. As a result of these conflicts and restrictions, the Adviser may be unable to implement the Company’s investment strategies as effectively as it could have in the absence of such conflicts or restrictions. For example, as a result of a conflict or restriction, the Adviser may be unable to engage in certain transactions that it would otherwise pursue. In order to avoid these conflicts and restrictions, the Adviser may choose to exit such investments prematurely and, as a result, the Company may forego any positive returns associated with such investments. In addition, to the extent that an affiliate’s other client holds a different class of securities than the Company as a result of such transactions, interests may not be aligned.
Co-investment with Third Parties
The Company may co-invest in portfolio companies with third parties (including, in certain circumstances, investment funds, accounts and investment vehicles managed by the Adviser and certain of its affiliates) through partnerships, joint ventures or other arrangements. Such investments may involve risks not present in investments where a third party is not involved, including the possibility that a third party co-venturer or partner may at any time have economic or business interests or goals that are inconsistent with those of the Company or may be in a position to take action contrary to the Company’s investment objectives. In addition, the Company may under certain circumstances be liable for actions of their third-party co-venturers or partners.
As of June 14, 2022, the SEC has granted the Company an exemptive order that permits the Company to co-invest alongside other funds/vehicles managed by the Adviser or certain of its affiliates, or alongside the Adviser or certain of its affiliates in a principal capacity, in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors (the “Order”). Consistent with orders previously granted by the SEC, the Order provides that, in connection with any co-investment transaction, the Company will receive its pro rata share of any transaction fees, based on its relative share of the amount invested or committed, as applicable, in the transaction. The Adviser’s investment allocation policy seeks to ensure equitable allocation of investment opportunities between the Company and Credit Funds and certain affiliates of the Adviser. While an affiliated broker-dealer or other financial affiliate (“Financial Affiliate”) of the Adviser from time to time may be permitted, subject to the terms of the Order, to participate as principal in a co-investment transaction in which the Company also participates, in no event will the Financial Affiliate acquire any such investment at a price more favorable than that offered to the Company. As a result of the Order, there could be significant overlap in the Company’s investment portfolio and the investment portfolio of other Credit Funds that could avail themselves of the exemptive relief.
In situations when co-investment with other Credit Funds is not permitted under the 1940 Act and related rules, existing or future staff guidance, or the terms and conditions of any exemptive relief granted to the Company by the SEC, the Adviser and/or its affiliates will need to decide which client or clients will proceed with the investment.
Investment Advisory Agreement
The Company entered into the Investment Advisory Agreement dated December 1, 2020 with the Adviser. The Board most recently approved the continuance of the Investment Advisory Agreement in November 2022. Pursuant to the Investment Advisory Agreement, the Adviser manages the Company’s day-to-day operations and provides the Company with investment advisory services. Among other things, the Adviser (i) determines the composition and allocation of the Company’s investment portfolio, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identifies, evaluates and negotiates the structure of the investments made by the Company; (iii) performs due diligence on prospective portfolio companies; (iv) executes, closes, services and monitors the Company’s investments; (v) determines the securities and other assets that the Company will purchase, retain or sell; (vi) arranges financings and borrowing facilities for the Company and (vii) provides the Company with such other investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds and (viii) to the extent permitted under the 1940 Act and the Advisers Act, on the Company’s behalf, and in coordination with any sub-adviser and any administrator, provides significant managerial assistance to those portfolio companies to which the Company is required to provide such assistance under the 1940 Act, including utilizing appropriate personnel of the Adviser to, among other things, monitor the operations of the Company’s portfolio companies, participate in Board and management meetings, consult with and advise officers of portfolio companies and provide other organizational and financial consultation. The Adviser’s services under the Investment Advisory Agreement are not exclusive, and the Adviser is generally free to furnish similar services to other entities so long as its performance under the Investment Advisory Agreement is not adversely affected.
Under the Investment Advisory Agreement, the Company pays the Adviser (i) a base management fee and (ii) an incentive fee as compensation for the investment advisory and management services it provides the Company thereunder.
Base Management Fee
The Company pays to the Adviser an asset-based fee (the “Management Fee”) for management services in an amount equal to an annual rate of 1.30% of the average value of the Company’s gross assets (excluding cash and cash equivalents) as of the last day of the most recently completed calendar quarter and the last day of the immediately preceding calendar quarter payable quarterly in arrears. The Management Fee for any partial quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant calendar months or quarters.
For the year ended December 31, 2022, Management Fees were $18,937,555.
Incentive Fee
Beginning December 21, 2024, the fourth anniversary of the date on which Stockholders are required to fund their initial drawdown (the “Incentive Commencement Date”), the Company will pay the Adviser an incentive fee (“Incentive Fee”) as set forth below. The Incentive Fee will consist of two parts. The first part (the “Investment Income Incentive Fee”) will be calculated and payable following the Incentive Commencement Date on a quarterly basis, in arrears, and will equal 15% of “pre-incentive fee net investment income” for the immediately preceding calendar quarter, subject to a quarterly preferred return of 1.75% (i.e., 7% annualized) measured on a quarterly basis and a “catch-up” feature. For purposes of computing the initial installment of the Investment Income Incentive Fee, because the Incentive Commencement Date does not fall on the first day of a calendar quarter, the initial payment of the Investment Income Incentive Fee shall be payable for the period that commences on the Incentive Commencement Date through March 31, 2024, the last day of the first complete calendar quarter immediately following the Incentive Commencement Date and, thereafter, at the end of each subsequent calendar quarter as described above. The second part (the “Capital Gains Incentive Fee”) will be an annual fee that will also commence with the period beginning on the Incentive Commencement Date and will be determined and payable following the Incentive Commencement Date, in arrears, as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) in an amount equal to 15% of realized capital gains, if any, determined on a cumulative basis from the Incentive Commencement Date (based on the fair market value of each investment as of such date) through the end of such calendar year (or upon termination of the Investment Advisory Agreement), computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis from the Incentive Commencement Date (based on the fair market value of each investment as of such date) through the end of such calendar year (or upon termination of the Investment Advisory Agreement), less the aggregate amount of any previously paid Capital Gains Incentive Fees. For the purpose of computing the Capital Gains Incentive Fees, the calculation methodology will look through derivative financial instruments or swaps as if the Company owned the reference assets directly.
Pre-incentive fee net investment income means interest income, dividend income and any other income accrued during the calendar quarter, minus operating expenses for the quarter, including the Management Fee, expenses payable to the administrator of the Company under the administration agreement by and between the Company and the Administrator (the “Administration Agreement”), any interest expense and distributions paid on any issued and outstanding preferred stock, but excluding (x) the Incentive Fee and (y) any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as debt instruments with payment-in-kind (“PIK”) interest and zero coupon securities), accrued income that the Company has not yet received in cash. The Adviser is not obligated to return to the Company the Incentive Fee it receives on PIK interest that is later determined to be uncollectible in cash.
The second component of the Incentive Fee is the Capital Gains Incentive Fee. The Capital Gains Incentive Fee is payable at the end of each calendar year in arrears and equals, commencing on the Incentive Commencement Date, 15.0% of cumulative realized capital gains, net of all realized capital losses and unrealized capital depreciation on a cumulative basis from the Incentive Commencement Date to the end of each calendar year. Each year, the Capital Gains Incentive Fee will be paid net of the aggregate amount of any previously paid Capital Gains Incentive Fee for prior periods. The Company will accrue, but will not pay, a Capital Gains Incentive Fee with respect to unrealized appreciation because a Capital Gains Incentive Fee would be owed to the Adviser if the Company were to sell the relevant investment and realize a capital gain. The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated. For the sole purpose of calculating the Capital Gains Incentive Fee, the cost basis as of the Incentive Commencement Date for all of the Company’s investments made prior to the date that the securities were listed on a national exchange (the “Exchange Listing”) will be equal to the fair market value of such investments as of the last day of the calendar quarter in which the date of the Exchange Listing occurs; provided, however, that in no event will the Capital Gains Incentive Fee payable pursuant to the Investment Advisory Agreement exceed the amount permitted by the Advisers Act, including Section 205 thereof.
The Administrator
Stone Point Credit Adviser LLC also serves as the administrator of the Company (in such capacity, the “Administrator”). Subject to the supervision of the Board, the Administrator provides the administrative services necessary for the Company to operate and the Company will utilize the Administrator’s office facilities, equipment and recordkeeping services. The Company will reimburse the Administrator for all reasonable costs and expenses incurred by the Administrator in providing these services, facilities and personnel, as provided by the Administration Agreement. There will be no separate fee paid in connection with the services provided under the Administration Agreement. In addition, the Administrator is permitted to delegate its duties under the Administration Agreement to affiliates or third parties, and the Company will reimburse the expenses of these parties incurred directly and/or paid by the Administrator on the Company’s behalf.
The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as our administrator.
The Administrator has entered into a sub-administration agreement (the “Sub-Administration Agreement”) with U.S. Bank Global Fund Services (the “Sub-Administrator”) under which the Sub-Administrator provides various accounting and other administrative services with respect to the Company. The Company pays the Sub-Administrator fees for services the Adviser determines are commercially reasonable in its sole discretion. The Company also reimburses the Sub-Administrator for all reasonable expenses. To the extent that the Sub-Administrator outsources any of its functions, the Sub-Administrator pays any compensation associated with such functions. The cost of such compensation, and any other costs or expenses under the Sub-Administration Agreement, is in addition to the cost of any services borne by the Company under the Administration Agreement.
For the year ended December 31, 2022, the Company incurred $973,179 in administrative overhead expenses under the Administration Agreement which were recorded in the Consolidated Statements of Operations as professional fees in the Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC.
No Delinquent Section 16(a) Reports
Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based solely on a review of the copies of such reports and written representations delivered to the Company by such persons, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers, and 10.0% or greater stockholders were satisfied in a timely manner during the year ended December 31, 2022.
Required Vote
The election of directors in an uncontested election requires the affirmative vote of a majority of the votes cast at the Annual Meeting and the election of directors in a contested election requires a plurality of the votes cast at the Annual Meeting, provided a quorum is present. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.
If you validly sign and return a proxy card but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as a directors in accordance with the recommendation of the Board.

PROPOSAL II: RATIFICATION OF APPOINTMENT
OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE 2023 YEAR
The Audit Committee and the independent directors of the Board have selected KPMG LLP (“KPMG”) to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent auditor, we are requesting, as a matter of good corporate governance, that the stockholders ratify the appointment of KPMG as our independent registered public accounting firm. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain KPMG and may retain that firm or another without re-submitting the matter to our stockholders. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.
KPMG has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its affiliates.
The following table displays fees for professional services rendered by KPMG for the fiscal years ended December 31, 2021 and December 31, 2022:
Service	Fiscal Year Ended December 31, 2021	Fiscal Year Ended December 31, 2022
Audit Fees	$585,000	$805,000
Audit Related Fees	—	—
Tax Fees	27,000	44,000
All Other Fees	—	—
Total	$612,000	$849,000
Audit Fees:   Audit fees consist of fees billed for professional services rendered for quarterly reviews and services that are normally provided by KPMG in connection with statutory and regulatory filings.
Audit-Related Fees:    Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.
Tax Services Fees:   Tax services fees consist of fees billed for professional tax services. These services also include assistance regarding federal, state, and local tax compliance.
All Other Fees:   Other fees would include fees for products and services other than the services reported above.

Audit Committee Report
Management is responsible for the Company’s internal control over financial reporting and the financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with Standards of the Public Company Accounting Oversight Board (“PCAOB”) and expressing an opinion on the conformity of the Company’s financial statements to U.S. generally accepted accounting principles (“GAAP”). The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.
The Audit Committee has reviewed, and discussed with management, the Company’s audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with GAAP.
Review and Discussion with Independent Registered Public Accounting Firm
The Audit Committee reviewed and discussed the Company’s audited financial statements with management and KPMG, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee discussed the results of KPMG’s audits, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s Principal Executive Officer and Principal Financial Officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee concluded that the Company employs appropriate accounting and auditing procedures.
The Audit Committee also discussed with KPMG matters relating to KPMG’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by the PCAOB Standard 1301 (Communication with Audit Committees). In addition, the Audit Committee has discussed with KPMG its independence from management and the Company, as well as the matters in the written disclosures received from KPMG and required by PCAOB Rule 3520 (Auditor Independence). The Audit Committee received a letter from KPMG confirming its independence and discussed it with them. The Audit Committee discussed and reviewed with KPMG the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of KPMG’s audits and all fees paid to KPMG during the year. The Audit Committee has adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by KPMG for the Company. The Audit Committee has reviewed and considered the compatibility of KPMG’s performance of non-audit services with the maintenance of KPMG’s independence as the Company’s independent registered public accounting firm.
Based on the Audit Committee’s review and discussions with management and the independent registered public accounting firm referred to above, the Audit Committee’s review of the Company’s audited financial statements, the representations of management and the report of KPMG to the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements as of and for the year ended December 31, 2022 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC. The Audit Committee also recommended the appointment of KPMG to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2023.
Respectfully Submitted,
The Audit Committee
Peter E. Roth (Chair)
Jennifer J. Burleigh
Scott E. Heberton

The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Required Vote
The affirmative vote of a majority of the votes cast by holders of our common stock as of the Record Date present or represented by proxy at the Annual Meeting is required to approve this proposal. Stockholders may not cumulate their votes. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.
If you validly sign and return but give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 in accordance with the recommendation of our Board.

OTHER BUSINESS
The Board knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies will vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy prior to the Annual Meeting. The submission of a proposal does not guarantee its inclusion in this Proxy Statement or presentation at the Annual Meeting unless certain securities law requirements are met.
AVAILABLE INFORMATION
We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site at http://www.sec.gov that contains reports, proxy and information statements and other information filed electronically by us with the SEC. This information will also be available free of charge by contacting us at Stone Point Credit Corporation, 20 Horseneck Lane, Greenwich, Connecticut 06830, by telephone at (203) 862-2900 or by email at SPCreditIR@StonePoint.com.
SUBMISSION OF STOCKHOLDER PROPOSALS
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by the Board or (c) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (a) pursuant to our notice of the meeting, (b) by the Board or (c) provided that the Board has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of our bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
The Company currently expects that the 2024 Annual Meeting of Stockholders will be held in November 2024. We will consider for inclusion in our proxy materials for the 2024 Annual Meeting of Stockholders, stockholder proposals, except as provided in the following paragraph, that are received at our executive offices, in writing, no later than 5:00 p.m. (Eastern Time) on June 1, 2024, and that comply with all applicable requirements of Rule 14a-8 promulgated under the Exchange Act.
Any stockholder who wishes to propose a nominee to the Board to be considered by the stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions relating to stockholder nominees for directors and other requirements of our bylaws. A stockholder who intends to present a proposal at the next annual meeting regarding the nomination of a director, must submit the proposal in writing, pursuant to the provision to our bylaws, to Jacqueline M. Giammarco, Chief Compliance Officer and Secretary, Stone Point Credit Corporation, 20 Horseneck Lane, Greenwich, Connecticut 06830, and the proposal should be received by the Company no later than June 1, 2024 and no earlier than May 2, 2024. In the event that the date of the mailing of the notice of the 2024 Annual Meeting of Stockholders is advanced or delayed by more than thirty (30) days from the first anniversary of the mailing of the notice of this Annual Meeting, a timely notice by the stockholder must be delivered no earlier than 120 days prior to the first anniversary of the notice of mailing for this Annual Meeting and not later than the close of business on the later of (i) the 90th day prior to the date of mailing of the notice for this Annual Meeting or (ii) the tenth day following the day on which public announcement of the date of mailing of the notice for the 2024 Annual Meeting of Stockholders is first made. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Please refer to our bylaws for more information regarding the information required to be included in a stockholder’s notice.

You are kindly requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or to vote by telephone or through the Internet.
Householding of Proxy Materials
In a further effort to reduce printing costs, postage fees and the impact on the environment, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless any of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.
If you are a stockholder of record and share an address with another stockholder and received only one set of proxy materials, but would like to request a separate copy of these materials, please contact the Secretary of the Company, Jacqueline M. Giammarco, at our principal executive offices located at 20 Horseneck Lane Greenwich, CT 06830, by email at SPCreditIR@stonepoint.com or by phone at 203-862-2900.
By Order of the Board of Directors
/s/ David J. Wermuth

David J. Wermuth
Chairman of the Board
Greenwich, Connecticut
September 29, 2023

STONE POINT CREDIT CORPORATION 16540 POINTE VILLAGE DR, STE 210, LUTZ FL 33558 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET Go To: www.cleartrustonline.com/stonepoint • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote PHONE Call 1-813-235-4490 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided For more information, please visit www.cleartrustonline.com/ stonepoint or contact SPCreditIR@stonepoint.com. Control Number Stone Point Credit Corporation Annual Meeting of Stockholders For Stockholders of record as of September 18, 2023 TIME: Wednesday, November 16, 2023 11:30 AM, Eastern Time PLACE: One Vanderbilt Avenue, New York, NY 10017 (with a virtual option also available) Please visit www.cleartrustonline.com/stonepoint or contact SPCreditIR@stonepoint.com for more details This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints David J. Wermuth, Scott J. Bronner and Jacqueline M. Giammarco (the "Named Proxies"), and each or any of them, as proxies for the undersigned, with full power of substitution and resubstitution, and authorizes them, and each of them, to vote all the shares of capital stock of Stone Point Credit Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card or otherwise provide voting instructions by phone or on the internet as described above. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Stone Point Credit Corpor n Stockholders Please make your marks like this: X THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 PROPOSAL YOUR VOTE 1. To elect two directors of the Company who will serve for a term of three years or until his successor is duly elected and qualified; BOARD OF DIRECTORS RECOMMENDS FOR AGAINST ABSTAIN 1.01 David J. Wermuth FOR 1.02 Peter E. Roth FOR AGAINST ABSTAIN 2. To ratify the appointment of KPMG LLP to serve as the Company's FOR independent registered public accounting firm for the year ending December 31, 2023; and 3. To transact such other business as may properly come before the Annual Meeting. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date